THE AMERICAN HERITAGE FUND, INC.
                                                         LOGO
                                                       1370 Avenue of the
                                                       Americas
                                                       New York, N.Y. 10019
                                                       Tel: (212) 397-3900
                                                       Fax: (212) 397-4036

January 2000

To our valued shareholders:

Nineteen ninety-nine was a dismal year for The American Heritage Fund. We hope that the worst is behind us!

For the first four weeks of the millennium The American Heritage Fund was the best performing fund of all mutual funds in the United States. However, a swallow does not make a summer, therefore we will continue to work hard. As far as our strategy is concerned, we will remain aggressive and will seek opportunities which show an above average return over time; we like to stress that over time means over several years

Our outlook for the economy remains upbeat although we are entering the tenth year of expansion which is unprecedented in American history. Let me remind you that The American Heritage Fund is not for the faint of heart, but for those who can endure the roller-coaster ride with the hope that we will finish on top rather than the bottom.

Our expense ratio has, at times, been made a point of contention. What is often overlooked is that the expense ratio has to be viewed in relation to the size of the fund. Although we have reduced our expenses by 50%, the expense ratio still increased substantially because the value of our assets has dropped due to the weakness of our major holdings. Investors who focus on expense ratios should be reminded that we are certainly not the fund which will accommodate the desire to have a low expense ratio. If the size of the fund is approximately $5 million, we expect that the expanse ratio for the coming twelve months would be approximately 6.6%. However, this would still be very high by industry standards.

If you wish to read two recent articles highly critical of The American Heritage Fund, please log on to www.thestreet.com. If you can't obtain copies of the articles on the Internet, please write or call us and we will mail you the article.

Our next conference call will be on April 6, 2000 at 4:30 PM (Eastern Time). I intend to discuss our strategy in detail and will take your questions. The toll free number is: 1 800 473 8799 or Long-Distance: (816)
650-0768.

Thank you for your confidence and the best of luck for a successful third millennium.

Yours sincerely

LOGO

Heiko Thieme

Chairman

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999
                                  (Unaudited)
---------------------------------------------------------

                     ASSETS
Investments in securities, at
  value (cost $12,896,756)........  $  4,031,080
Receivable for dividends and
  interest........................         6,827
Other assets......................        16,323
                                    ------------
  TOTAL ASSETS....................     4,054,230
                                    ------------
                  LIABILITIES
Payable for capital stock
  reacquired......................         2,940
Accrued advisory fees.............         3,556
Accrued expenses and other
  payables........................       146,971
                                    ------------
  TOTAL LIABILITIES...............       153,467
                                    ------------
Commitments & Contingencies                   --
                   NET ASSETS
Net assets (equivalent to $.27 per
  share based on 14,296,945 shares
  of capital stock outstanding)...  $  3,900,763
                                    ============
Composition of net assets:
Shares of capital stock...........       142,969
Paid in capital...................    60,197,249
Accumulated distributions in
  excess of net investment
  income..........................    (3,761,848)
Accumulated net realized loss on
  investments.....................   (43,811,930)
Net unrealized depreciation of
  investments.....................    (8,865,677)
                                    ------------
     NET ASSETS, November 30,
       1999.......................  $  3,900,763
                                    ============

                                Number of
                                 Shares        Value
-------------------------------------------------------
           COMMON STOCKS & WARRANTS - 99.21%

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               NOVEMBER 30, 1999
                                  (Unaudited)
---------------------------------------------------------

                                Number of
                                 Shares        Value
-------------------------------------------------------
BANKS & FINANCE - .00%
Kouri Capital Group Inc.*+....   200,000    $         0
                                            -----------
BIOTECHNOLOGY - 76.42%
Direct Therapeutics, Inc.*+...   160,000         48,000
Senetek PLC Sponsored
  ADR*(+).....................  2,133,000     2,932,875
                                            -----------
                                              2,980,875
                                            -----------
COMMUNICATION & EQUIPMENT - 0.00%
Millicom International
  Cellular SA Rights *(+)+....    27,100              0
                                            -----------
COMPUTER EQUIPMENT & SOFTWARE - 0.00%
JTS Corporation*..............    85,000             85
Management Technologies
  Inc.*.......................    95,238             10
                                            -----------
                                                     95
                                            -----------
ENTERTAINMENT & LEISURE - .05%
Acclaim Entertainment Wts*....       646          2,039
Gold Star International Inc.
  Units*(+)+..................     5,000              0
                                            -----------
                                                  2,039
                                            -----------
MEDICAL TECHNOLOGY - 22.74%
A D M Tronics Unlimited
  Inc.*.......................  2,000,000       875,000
Life Medical Sciences Inc.*...    30,000         11,250
Life Medical Sciences Inc. Cl
  A Wts*......................    22,500            703
Medtrack Inc.*+...............   300,000              0
                                            -----------
                                                886,953
                                            -----------
TOTAL COMMON STOCKS & WARRANTS
  (Cost $12,608,138)..........              $ 3,869,962
                                            -----------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------

                                Number of
                                 Shares        Value
-------------------------------------------------------
PREFERRED STOCKS - 0.00%
Medtrack Inc. Pf B+ (Cost
  $0).........................    30,000    $         0
                                            -----------
BONDS AND NOTES - .58%
International Fast Food G-Bond
  9%, due 12/15/2007 (Cost
  $150,000)...................   150,000         22,500
                                            -----------
SHORT TERM INVESTMENTS - 3.55%
Firstar Treasury Fund (Cost
  $138,618)...................   138,618        138,618
                                            -----------
TOTAL SECURITIES (Cost $12,896,756)......
                                            $ 4,031,080
                                            ===========

  *  Non-income producing property
(+)  Foreign security
  +  Illiquid security

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999
                                  (Unaudited)
---------------------------------------------------------

INVESTMENT INCOME:
Interest.........................  $      8,950
                                   ------------
TOTAL INVESTMENT INCOME..........         8,950
                                   ------------
EXPENSES:
Investment advisory fees.........        22,632
Transfer agent fees..............        17,909
Legal fees.......................        23,149
Audit fees.......................        18,317
Custodian fees...................         5,115
Administrative fees..............        59,162
Fund accounting fees.............        15,347
Insurance........................        19,751
Postage and printing expense.....        23,856
Registration fees and expenses...        11,668
Directors' fees and expenses.....         5,014
Consulting and professional
  fees...........................         5,000
Rent.............................        15,041
Miscellaneous....................         4,821
                                   ------------
TOTAL EXPENSES...................       246,782
                                   ------------
Investment loss -- net...........      (237,831)
                                   ------------
Net realized gain on securities
  transactions...................       166,608
Net change in unrealized
  depreciation of investments....       (86,630)
                                   ------------
Net gain on investments..........        79,978
                                   ------------
Net decrease in net assets
  resulting from operations......  $   (157,853)
                                   ============

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------

                          FOR THE SIX MONTHS   FOR THE YEAR
                                ENDED             ENDED
                          NOVEMBER 30, 1999    MAY 31, 1999
                          ------------------   ------------
                             (UNAUDITED)
DECREASE IN NET ASSETS   FROM OPERATIONS:
Investment
  loss -- net...........     $   (237,831)     $   (711,979)
Net realized gain (loss)
  on securities
  transactions..........          166,608          (953,216)
Net change in unrealized
  depreciation of
  investments...........          (86,630)       (9,400,650)
                             ------------      ------------
Net decrease in net
  assets resulting from
  operations............         (157,853)      (11,065,845)
Distributions to
  shareholders from --
  Investment
    income -- net.......                0                 0
  Net realized gains on
    investments.........                0                 0
  Return of capital.....                0                 0
Capital share
  transactions..........         (289,797)       (1,476,480)
                             ------------      ------------
  Net decrease in net
    assets..............         (447,650)      (12,542,325)
NET ASSETS:
Beginning of period.....        4,348,413        16,890,738
                             ------------      ------------
End of period...........     $  3,900,763      $  4,348,413
                             ============      ============

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                                  (Unaudited)
---------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The American Heritage Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100,000,000 average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the six months ended November 30, 1999 AHMC received $22,632 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors,

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
Chief Executive Officer and Secretary. Heiko H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. For the six months ended November 30, 1999, the Fund reimbursed AHMC $15,041 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $59,162 for the six months ended November 30, 1999.

NOTE 3. INVESTMENTS

For the six months ended November 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $0 and $425,248, respectively. The gross unrealized appreciation for all securities totaled $406,451 and the gross unrealized depreciation for all securities totaled $9,272,128, or a net unrealized depreciation of $8,865,677. The aggregate cost of securities for federal income tax purposes at November 30, 1999 was $12,896,756.

Net realized gain on investments for the six months ended November 30, 1999 was $166,608. The components are as follows:

Long transactions                  $    166,608
Short sales transactions                      0
                                   ------------
                                   $    166,608
                                   ============

NOTE 4. RESTRICTED AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provision of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. CARRYOVERS

At November 30, 1999, the Fund had net capital loss carryforwards of approximately $44,100,000 expiring in 2003 through 2006 and net operating loss carryforwards of approximately $3,354,000, which begin to expire in 2000 through 2015.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of November 30, 1999 the total par value and paid in capital totaled $60,340,218.

Transactions in capital stock were as follows:

                        FOR THE SIX MONTHS ENDED
                           NOVEMBER 30, 1999            FOR THE YEAR ENDED
                              (UNAUDITED)                  MAY 31, 1999
                       --------------------------   --------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------   ------------   -----------   ------------
Shares sold                523,154   $    121,933     2,706,299   $  1,341,120
Shares issued in
 reinvestment of
 dividends                       0              0             0              0
Shares redeemed         (1,751,702)      (411,730)   (5,358,095)    (2,817,600)
                       -----------   ------------   -----------   ------------
Net decrease            (1,228,548)  $   (289,797)   (2,651,796)  $ (1,476,480)
                       ===========   ============   ===========   ============

NOTE 8. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K. Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by members of the
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount of the outstanding shares of the Fund has been rapidly diminishing since early 1994.

The Complaint alleged that certain registration statements and prospectuses of the Fund did not disclose certain risks involving the Fund's investments in restricted securities and companies having small capitalizations and which lack significant operating histories or established products and that the Fund invests significant amounts of money in such companies based "merely" on an interview between the company's executives and Mr. Thieme and a review of the companies' financial statements or products. The Complaint also alleged that certain assets of the Fund were overvalued. On September 11, 1995, the Court, in ruling on the Fund's Motion to Dismiss, dismissed the Complaint. The Court's Order permitted the Plaintiff to move the Court for leave to file an amended complaint limited to claims relating to the Fund's investments in restricted and other illiquid securities.

On July 11, 1996, the Court issued an Order permitting the Plaintiff to file an amended complaint. The amended complaint alleges that certain registration statements and prospectuses of the Fund failed to disclose certain risks regarding the Fund's investments in illiquid securities and that the Fund invested in illiquid securities in concentrations which exceeded the Fund's own investment restrictions and that the Fund improperly valued its illiquid securities. The amended complaint also alleges that the other defendants breached their fiduciary duties in connection with the Fund's investments in and valuation of illiquid securities and by the receipt of AHMC of substantial compensation for investment advice and that the Fund breached its own limitations with respect to illiquid securities and that the Fund changed investment policies without obtaining a shareholder vote.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the Court denied the Plaintiff's motion.

The Fund, after conferring with its special counsel, has concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, the Fund has not established a reserve for potential losses other than the expenses of its defense. The Fund intends to vigorously defend the action.

The Plaintiff is seeking rescission or compensatory damages and pre-judgment interest thereon and the costs and expense of the litigation and such other and further relief as the Court may deem just and proper. The Fund's Officers and Directors are entitled to be indemnified by the Fund to the full extent permitted by law.

The Fund has borne no expenses related to the above litigation for the six months ended November 30, 1999. As of November 30, 1999 the Fund has recovered a total of $171,310 from its insurance carrier relating to current and prior years expenses.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counterclaims. Upon agreement of the parties, the action has been dismissed without prejudice. In the event that the Fund is unable to reach a settlement of its claims acceptable to the Fund, the Fund intends to bring another action again KCG and Mr. Kouri. In such event, it can be expected that they will again assert counterclaims against the Fund.

The Fund has borne all expenses related to the above litigation. For the six months ended November 30, 1999 there were no expenses relating to the litigation which were borne by the Fund.

NOTE 9. LIQUID SECURITIES AND CERTAIN OTHER RELATED PARTY TRANSACTIONS

Based solely on reported trading volume, the Fund's investments in the securities of Senetek PLC (Senetek) and ADM Tronics Unlimited, Inc. (ADM), which represented 75% and 22% of the Fund's net assets on November 30, 1999, respectively, would not be considered to be liquid. The Fund, however, has determined that the investments are liquid based primarily on reported trading volume and an offer from the Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 2,133,000 shares of Senetek and up to 1,500,000 shares of the Fund's 2,000,000 shares of ADM at the market price at the time of purchase. Global is a foreign company. Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
or the U.S. District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                              FOR THE SIX
                             MONTHS ENDED                              FOR THE FISCAL YEARS ENDED MAY 31,
                             NOVEMBER 30,      ----------------------------------------------------------------------------------
                                 1999             1999          1998          1997          1996          1995           1994
                           -----------------   -----------   -----------   -----------   -----------   -----------   ------------
                              (UNAUDITED)
Net asset value,
  beginning of year......             .28              .93   $       .83   $       .76   $       .63   $      1.19   $       1.42
Income from investment
  operations:
  Net investment income
    (loss)...............           (.02)            (.04)         (.04)         (.03)         (.02)           .06            .19
  Net gains or (losses)
    on securities (both
    realized and
    unrealized)..........             .01            (.61)           .14           .10           .15         (.48)          (.35)
                              -----------      -----------   -----------   -----------   -----------   -----------   ------------
Total from investment
  operations.............           (.01)            (.65)           .10           .07           .13         (.42)          (.16)
Less distributions
  Dividends (from net
    investment income)...              --               --            --            --            --           .07             --
  Distributions (from
    capital gains).......              --               --            --            --            --            --            .07
  Return of capital
    distribution.........              --               --            --            --            --           .07             --
                              -----------      -----------   -----------   -----------   -----------   -----------   ------------
Net asset value,
  end of year............     $       .27      $       .28   $       .93   $       .83   $       .76   $       .63   $       1.19
                              ===========      ===========   ===========   ===========   ===========   ===========   ============
Total return.............         (3.57)%         (69.89)%        12.05%         9.21%        20.63%      (38.37)%       (12.49)%
Net assets, end of
  period.................     $ 3,900,763      $ 4,348,413   $16,890,738   $18,126,591   $21,429,753   $30,779,569   $101,036,392
Ratio of expenses to
  average net assets.....          13.60%            8.88%         5.85%         6.42%         6.25%         3.69%          2.41%
Ratio of net income
  (loss) to average net
  assets.................        (13.11)%          (8.67)%       (4.08)%       (4.97)%       (3.53)%         6.55%          3.40%
Portfolio turnover
  rate...................              0%           1,528%        1,180%          470%          606%          620%           434%

   The accompanying notes are an integral part of these financial statements.

                                                THE AMERICAN HERITAGE FUND, INC.
                                             1370 Avenue of the Americas
   ADDRESS CORRECTION REQUESTED           New York, NY 10019
                                                BULK RATE
                                             U.S. POSTAGE
                                          PAID
                                       JERSEY CITY, NJ
                                    PERMIT NO. 412

                     THE
                     AMERICAN
LOGO                 HERITAGE
                     FUND, INC.
-------------------------------------
                     SEMI-ANNUAL
                     REPORT
                     November 30,
                     1999

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.